SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 25, 2005


                                 CRIIMI MAE INC.
             (Exact name of registrant as specified in its charter)

        Maryland                  1-10360                52-1622022
(State or other jurisdiction    (Commission           (I.R.S. Employer
   of incorporation)             File Number)        Identification No.)


                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 255-4700
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Writing communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14A12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events

     On October 19, 2005, CRIIMI MAE Inc. (the "Company") issued a press release announcing the results of its annual shareholders meeting held on October 18, 2005 in which shareholders re-elected Barry S. Blattman, Joshua B. Gillon and Bruce K. Robertson as directors of the Company and ratified the appointment of Ernst & Young LLP as the Company's independent registered public accountants for the year ending December 31, 2005. A copy of the press release is attached hereto.

Item 9.01         Financial Statements and Exhibits

(c)  Exhibits

EXHIBIT NO.                         DESCRIPTION

99.1              Press Release dated October 19, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CRIIMI MAE Inc.



Dated: October 25, 2005                  By:/s/Mark A. Libera
                                         -------------------------
                                         Mark A. Libera
                                         Vice President and
                                         General Counsel